UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[x] Filed by the Registrant      [  ] Filed by a Party other than the Registrant

Check the appropriate box:
[  ] Preliminary Information Statement
[x] Definitive Information Statement
[  ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                 AlphaTrade.com
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                (Name of Registrant as Specified In Its Charter)

Name of Person (s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
15,657,940 shares of Common Stock
2,000,000 shares of Series A Preferred Stock
2,000,000 shares of Series B Preferred Stock
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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11 (a) (2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.




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

1)       Amount previously paid:
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2)       Form, Schedule or Registration Statement No.:
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3)       Filing Party:
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4)       Date Filed:
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                                 AlphaTrade.com
                                    Suite 116
                               930 West 1st Street
                        North Vancouver, British Columbia
                                 Canada V7P 3N4

       Registrant's telephone number, including area code: (604) 986-9866

                   Copies of all communications, including all
                      communications sent to the agent for
                     service of process, should be sent to:

                              Thomas E. Stepp, Jr.
                              Stepp Law Corporation
                        15707 Rockfield Blvd., Suite 101
                            Irvine, California 92618
                             Telephone: 949.660.9700
                             Facsimile: 949.660.9010

              NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDER MEETING

June 14, 2010

TO THE SHAREHOLDERS OF AlphaTrade.com:

The attached Information Statement is being delivered by AlphaTrade.com, a Nevada corporation (the "Company," "our," "we," or "us"), in connection with the approval by our shareholders and Board of Directors of an amendment to our Articles of Incorporation to increase the number of authorized shares of our $.001 par value common stock from 300,000,000 to 5,000,000,000.

The Information Statement is being mailed to the shareholders of record as of the date of this mailing. The Information Statement is first being mailed to shareholders on or about June 14, 2010. We anticipate that the amendment to our Articles of Incorporation shall be effective on or after July 6, 2010. This action was approved by holders of (i) 15,657,940 shares our issued and outstanding shares of Common Stock; (ii) all of the issued and outstanding shares of our Series A Preferred Stock, and (iii) all of the issued and outstanding shares of our Series B Preferred Stock; each by written consents to action taken without a meeting dated June 1, 2010 (the "Written Consents"). The Written Consent regarding our common stock represented approval by our shareholders holding an aggregate of 15,657,940 shares of our Common Stock. The


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Written Consent regarding our Series A Preferred Stock  represented  approval by our shareholders holding 2,000,000 (all of the issued and outstanding) shares of our Series A Preferred Stock, which entitles the holders thereof to 5 votes per share regarding any matter submitted to our shareholders for a vote. The Written Consent regarding our Series B Preferred Stock represented approval by our shareholders holding 2,000,000 (all of the issued and outstanding) shares of our Series B Preferred Stock, which entitles the holders thereof to 5 votes per share regarding any matter submitted to our shareholders for a vote (a collective total of approximately 66% of the issued and outstanding shares of our capital stock entitled to vote).

           AMENDMENT TO OUR ARTICLES OF INCORPORATION RE: INCREASE OF
                            AUTHORIZED COMMON STOCK

On June 1, 2010, our Board of Directors (the "Board") approved a resolution, to become effective on or after July 6, 2010, authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State, which will change the authorized number of our $.001 par value Common Stock from 300,000,000 to 5,000,000,000. On the same date, the holders of (i) 15,657,940 shares of our Common Stock; (ii) 2,000,000 (all of the issued and outstanding) shares of our Series A Preferred Stock (entitled to 5 votes per share); and
(iii) 2,000,000 (all of the issued and outstanding) shares of our Series B Preferred Stock (entitled to 5 votes per share) approved that amendment to our Articles of Incorporation by their written consents in accordance with Sections
78.385 and 78.390 of the Nevada Revised Statutes.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. This Information Statement is furnished only to inform our shareholders of the actions described above in accordance with Rule 14C promulgated pursuant to the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on or about June 14, 2010. This Information Statement describes in more detail the proposed change to our Articles of Incorporation. Thank you for your continued interest in and support of the Company.

                       By Order of the Board of Directors

                     Gordon J. Muir, Chief Executive Officer





                                 AlphaTrade.com
                                    Suite 116
                               930 West 1st Street
                        North Vancouver, British Columbia
                                 Canada V7P 3N4






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


                                 AlphaTrade.com
                              INFORMATION STATEMENT

                                  June 14, 2010

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

This  Information  Statement  is being  delivered  by  AlphaTrade.com,  a Nevada corporation (the "Company" "us," "we," or "our"), in connection with the approval by (i) our Board of Directors (the "Board"); (ii) holders of 15,657,940 issued and outstanding shares of our $.001 par value Common Stock; (iii) all of the holders of all of our issued and outstanding shares of our Series A
Preferred Stock; and (iv) all of the holders of all of our issued and outstanding shares of our Series B Preferred Stock of an amendment to our Articles of Incorporation to increase the number of authorized shares of our Common Stock from 300,000,000 to 5,000,000,000, to provide us with additional shares of the Common Stock for various purposes, including satisfaction of indebtedness, equity sales and acquisitions. On June 1, 2010, the Board approved a resolution authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State on or after July 6, 2010, which will increase the number of shares of our authorized $.001 par value common stock from 300,000,000 to 5,000,000,000. On that same date, the holders of (i) certain shares of our issued and outstanding Common Stock, (ii) all of the issued and outstanding shares of our Series A Preferred Stock, and (iii) all of the issued and outstanding shares of our Series B Preferred Stock approved that amendment to our Articles of Incorporation by their written consents in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes. Immediately after the date which that amendment is filed with the Nevada Secretary of State, we shall issue 4,000,000,000 shares of our Common Stock to pay and satisfy $3,200,000.00 of debt that we owe to various entities, including 3,090,000,000 such shares to Gordon J. Muir, our Chief Executive Officer and one of our directors and 5,000,000 such shares to Katharine Johnston, our Vice President and one of our directors, and 5,000,000 such shares to Ms. Johnston's husband.

This Information Statement is being mailed to our shareholders of record as of the date of this mailing. This Information Statement is first being mailed to our shareholders on or about June 14, 2010. We anticipate that the amendment to our Articles of Incorporation will become effective on or after July 6, 2010. This action was approved by the Board by a Written Consent of Directors to Action, as well as by (i) certain shares of our issued and outstanding shares of our Common Stock entitled to vote by a written consent to action taken without a meeting dated June 1, 2010; (ii) the holders of all of the issued and outstanding shares of our Series A Preferred Stock by written consent to action dated June 1, 2010; and (iii) the holders of all the issued and outstanding shares of our Series B Preferred Stock by written consent to action dated June 1, 2010. Those written consents are referred to herein as the "Written Consents." The Written Consents are attached hereto as Exhibits "A," "B," "C" and "D." The Written Consent regarding our common stock represented approval by our shareholders holding an aggregate of 15,657,940 shares of our Common Stock (approximately 29.13% of the issued and outstanding shares of our Common Stock entitled to vote). The Written Consent regarding our Series A Preferred Stock


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

represented approval by our shareholders holding 2,000,000 (100% of the issued and outstanding) shares of our Series A Preferred Stock which entitles the holders thereof to 5 votes per shares regarding any matter brought to our shareholders for a vote. The Written Consent regarding our Series B Preferred Stock represented approval by our shareholders holding 2,000,000 (100% of the issued and outstanding) shares of our Series B Preferred Stock which entitles the holders thereof to 5 votes per shares regarding any matter brought to our shareholders for a vote. The approval by the holders of those shares of our Common Stock and Preferred Stock totals approximately 66% of the issued and outstanding shares of our capital stock entitled to vote.

We have not entered into any commitment, nor do we have any plans, to issue any shares of our Common Stock, except for the payment and satisfaction of that indebtedness specified above. We have identified no acquisitions, and we have not entered into, nor do we have any plans to enter into, any agreements to merge with, acquire, merge into, or combine with, any other business or entity.

This Information Statement is being provided to you to summarize our actions specified herein.

A copy of the amendment to our Articles of Incorporation is attached to this Information Statement as Appendix "A".

To effectuate that amendment to our Articles of Incorporation, the Nevada Revised Statutes require that such action be approved by the Board and a majority of the issued and outstanding shares of our capital stock (Common and Preferred) entitled to vote. The Nevada Revised Statutes, also, specify that any action which may be taken at a meeting of our shareholders may be taken without such a meeting and without prior notice, if a written consent, specifying the action so taken, is signed by the holders of a majority of the issued and outstanding shares of capital stock (Common and Preferred) entitled to vote.

On June 1, 2010, the Board approved a resolution authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State on or after July 6, 2010, which will increase the number of authorized shares of the Common Stock to 5,000,000,000. On the same date, the holders of (i) 15,657,940 shares of our issued and outstanding Common Stock, (ii) all of the issued and outstanding shares of our Series A Preferred Stock, and (iii) all of the shares of our Series B Preferred Stock approved that amendment to our Articles of Incorporation by their written consents in accordance with Sections
78.385 and 78.390 of the Nevada Revised Statutes.

As of the date of this Information Statement, we had 53,756,023 shares of Common Stock issued and outstanding, with each share of Common Stock entitled to one vote per share. As of the date of this Information Statement, we had 2,000,000 shares of our Series A Preferred Stock issued and outstanding, with each share of the Series A Preferred Stock entitled to 5 votes per share regarding any matter brought to our shareholders for a vote. As of the date of this Information Statement, we had 2,000,000 shares of our Series B Preferred Stock issued and outstanding, with each share of the Series B Preferred Stock entitled to 5 votes per share regarding any matter brought to our shareholders for a vote.




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Pursuant to regulations  promulgated  pursuant to the Securities Exchange Act of
1934, as amended, the amendment to our Articles of Incorporation may not be effected until at least 20 calendar days after this Information Statement is sent or given to our shareholders. We anticipate that the amendment to our Articles of Incorporation will become effective on or after July 6, 2010 upon filing that amendment with the Nevada Secretary of State.

There will not be a meeting of our shareholders, and none is required pursuant to the Nevada Revised Statutes. These actions have already been approved by a majority of the issued and outstanding shares of our capital stock entitled to vote.

           INCREASE OF AUTHORIZED NUMBER OF SHARES OF THE COMMON STOCK

The Board has approved the increase in the number of authorized shares of the Common Stock from 300,000,000 to 5,000,000,000 by an amendment to our Articles of Incorporation. This change will become effective upon the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to our shareholders.

The Board believes that increasing the number of authorized shares of our Common Stock is in the best interests of the Company and our shareholders.

              EFFECTS OF THE AMENDED ARTICLES OF INCORPORATION UPON
                       THE COMPANY'S EXISTING STOCKHOLDERS

This section specifies the effects of the proposed amendment to our Articles of Incorporation (the "Amended Articles") upon our existing stockholders and specifies the Company's securities as of the effectiveness of that amendment. The following summary description of the capital stock of the Company does not purport to be complete and is qualified in its entirety by reference to Amended Articles, a copy of which are attached as Appendix "A" to this Information Statement.

The authorized capital stock of the Company will consist of 5,000,000,000 shares of Common Stock, $0.001 par value per share. The terms and preferences of the Company's Common Stock and Preferred Stock (which is issued and outstanding prior to the effective date of that amendment) shall not be modified because of the filing of the Amended Articles. Issued and outstanding shares of the Common Stock are not being changed or modified by the increase in the authorized number of our Common Stock; provided, however, upon the issuance of 4,000,000,000 shares of our Common Stock to pay and satisfy $3,200,000.00 of debt that we owe, holders of our issued and outstanding common stock will realize significant dilution in connection with our Common Stock.

COMMON STOCK. Holders of our Common Stock are entitled to one vote per share regarding all matters on which holders of our Common Stock are entitled to vote. The approval of proposals submitted to shareholders at a meeting other than for the election of directors requires the favorable vote of a majority of the shares voting, except in the event of certain fundamental matters (such as certain amendments to our Articles of Incorporation, and certain mergers and reorganizations), in which event Nevada law requires the favorable vote of at


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least a majority of all outstanding shares. Common Stock holders are entitled to receive dividends as may be declared from time to time by the Board from of funds legally available therefor, and in the event of liquidation, dissolution or winding up to share ratably in all assets remaining after payment of liabilities. The holders of shares of our Common Stock have no preemptive, conversion, subscription or cumulative voting rights.

SERIES A PREFERRED STOCK. Holders of our Series A Preferred Stock are entitled to 5 votes for every preferred share held to vote on any matters brought before the shareholders of the Company. Shares of the Series A Preferred Stock are assignable, vest immediately to the holders upon issuance and cannot be cancelled. Each of Series A Preferred Stock may convert to 5 shares of our Common Stock at a conversion price of $.05 per share of Common Stock.

SERIES B PREFERRED STOCK. Holders of our Series B Preferred Stock are entitled to five 5 votes for every share of Series B Preferred Stock held to vote on any matters brought before the shareholders of the Company. In the event that any individual, entity, or a control group of entities acquires 20% or more of the issued and outstanding shares of our Common Stock, the voting rights of our Series B Preferred Stock will entitle the holder of our Series B Preferred Stock to 20 votes for every share of Series B Preferred Stock held to vote on any matter brought before the shareholders of the Company. Each share Series B Preferred Stock entitles its holder to convert one share of Series B Preferred Stock into 10 shares of our Common Stock. Shares of the Series B Preferred Stock are assignable, vest immediately to the holder upon issuance and cannot be cancelled. In event of liquidation of the Company, each of Series B Preferred Stock has a priority to assets in the amount of $1.00 per unconverted share or prorata to such lesser amount as available. In the event of a consolidation, merger or recapitalization of the Company's Common Stock, there will be an adjustment made to the conversion ratio regarding the Series B Preferred Stock such that upon conversion the holders of Series B Preferred Stock shall have the right to convert to shares of the Series B Preferred Stock into the same percentage of the Company's Common Stock as existed immediately before the such consolidation, merger, or recapitalization.

                         POTENTIAL ANTI-TAKEOVER EFFECT

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action that may be used as an anti-takeover mechanism. For example, the authorization of additional shares of the Common Stock will provide us with additional shares of the Common Stock which would permit us to issue additional shares of the Common Stock that could dilute the ownership of the Common Stock by one or more persons seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. The increase in the authorized number of shares of the Common Stock is not being undertaken in response to any effort of which the Board is aware to enable anyone to accumulate shares of the Common Stock or gain control of the Company. The purpose of the increase in the number of authorized shares of the Common Stock is to various purposes, including satisfaction of indebtedness, provide us with additional shares of the Common Stock for equity sales and acquisitions and not to provide any anti-takeover defense or mechanism on behalf of the Company.

Other than the increase of the number of shares of our Common Stock, the Board does not currently contemplate the adoption of any other amendments to our

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Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional authorized shares of our Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use
the  additional   unissued   authorized   shares  of  our  Common  Stock  as  an
anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

Immediately after the date which that amendment is filed with the Nevada Secretary of State, we shall issue 4,000,000,000 shares of our common stock to pay and satisfy $3,200,000.00 of debt that we owe to various entities, including 3,090,000,000 shares to Gordon J. Muir, our Chief Executive Officer and one of our directors and 5,000,000 such shares to Katharine Johnston, our Vice President and one of our directors and 5,000,000 such shares to Ms. Johnston's husband.

                          ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to our shareholders pursuant to the Nevada Revised Statutes in connection with the amendment of our Articles of Incorporation.

                            SECURITY OF OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to beneficial ownership of our stock as of June 1, 2010 by:

     o persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common stock;
     o   each of our executive officers and directors; and
     o   all of our officers and directors as a group.

Percentages are computed using a denominator of 53,756,023 shares of our Common Stock issued and outstanding, which is the total number of shares outstanding as of June 1, 2010.

Name and address of Beneficial Owner      Number of Shares
                                          Beneficially Owned (1)     Percent (2)
- - - - - - - - - - - - - - - - - - -     - - - - - - - - - - - -    - - - - - -
The Estate of Penny Perfect               22,941,620 (3)             33%
c/o AlphaTrade.com
Suite 116 - 930 West 1st Street
North Vancouver, British Columbia

Gordon Muir                               22,716,320 (4)             33%
c/o AlphaTrade.com
Suite 116 - 930 West 1st Street
North Vancouver, British Columbia

All current directors and                 45,657,940                 66%
named officers as a group



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     (1) The shares are held in various  private  companies in which the officer may or may not hold a minority interest. Ms. Perfect and Mr. Muir were spouses. Accordingly, each spouse's holdings may also be deemed to be beneficially owned by the other spouse.

     (2) Percentage ownership is based upon 53,756,023 shares of common stock outstanding on May 31, 2010 and is calculated separately for each person on the basis of the actual number of outstanding shares beneficially owned as of May 31, 2010 and assumes the conversion of preferred shares held by such person (but not by anyone else).

     (3) Includes direct and indirect ownership of common shares and includes 5,000,000 shares to be issued upon the conversion of Series A Preferred Shares and 10,000,000 shares to be issued upon the conversion of Series B Preferred Shares.

     (4) Includes direct and indirect ownership of common shares and includes 5,000,000 shares to be issued upon the conversion of Series A Preferred Shares and 10,000,000 shares to be issued upon the conversion of Series B Preferred Shares.

                                  VOTE REQUIRED

The affirmative vote of the holders of a majority of the issued and outstanding shares of our capital stock entitled to vote is required for approval of the amendment of the Articles of Incorporation pursuant to the Nevada Revised Statutes. We have obtained this approval by the written consents of shareholders owning (i) 15,657,940 shares of our issued and outstanding Common Stock, (ii) all of the issued and outstanding shares of our Series A Preferred Stock and
(iii) all of the issued outstanding shares of our Series B Preferred Stock. Therefore, a meeting to approve the amendment to our Articles of Incorporation is unnecessary and will not take place for this purpose. A copy of the amendment to our Articles of Incorporation is attached to this Information Statement as Appendix "A".

                       By Order of the Board of Directors:
                       AlphaTrade.com

                       By:  /s/  Gordon J. Muir
                       - - - - - - - - - - - - - - - - - - - - - - - - - - -
                       Gordon J. Muir, Chief Executive Officer















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


                                   EXHIBIT "A"

                  WRITTEN CONSENT OF DIRECTORS TO ACTION OF THE
                      BOARD OF DIRECTORS OF ALPHATRADE.COM


The undersigned, as all the members of the Board of Directors (the "Board") of AlphaTrade.com, a Nevada corporation (the "Corporation"), do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to the Nevada Revised Statutes:

         WHEREAS, the Board desires and recommends that the Corporation's Articles of Incorporation should be amended to increase the authorized number of shares of the Corporation's Common Stock to 5,000,000,000;

         NOW, THEREFORE, BE IT:

         RESOLVED, that the Board hereby authorizes and approves the increase in the number of authorized shares of the Corporation's Common Stock to 5,000,000,000, as set forth in the Amendment to the Articles of Incorporation (the "Amendment") substantially in the form attached hereto as Appendix "A"; and be it further

         RESOLVED, that the Board will determine the date of the that the Amendment will be filed with the State of Nevada Secretary of State; and be it further

         RESOLVED, that the Board hereby authorizes the officers of the Corporation to seek by written consent taken without a meeting the approval by the holders of a collective majority of the Corporation's issued and outstanding shares of Common Stock and Preferred Stock (the "Stockholders") of that increase of the number of the Corporation's Common Stock, as set forth in the Amendment; and be it further

         RESOLVED, that the Board of Directors recommends to the Stockholders that they vote "for" this proposed amendment to the Corporation's Articles of Incorporation; and be it further

         RESOLVED, that the filing of the Amendment is contingent upon approval by the requisite vote of the Stockholders; and be it further

         RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the Stockholders of the Corporation, the Board may, in its sole discretion, abandon the Amendment without further action or consent by the Stockholders; and be it further

         RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the Securities and Exchange Commission (the "SEC") all Information Statement on Schedule 14C with respect to the approval of the Amendment by written consent in lieu of a stockholders' meeting; and be it further.

         RESOLVED, that the close of business on June 1, 2010, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

         RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such additional action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

                  IN WITNESS WHEREOF, the undersigned, have hereunto set their hands as of the 1st day of June, 2010.

/s/    Gordon J. Muir
-------------------------
Gordon J. Muir, Director

/s/    Katharine Johnston
-------------------------
Katharine Johnston, Director

/s/    Lisa McVeigh
-------------------------
Lisa McVeigh, Director

                                   EXHIBIT "B"

          WRITTEN CONSENT TO ACTION BY THE HOLDERS OF SHARES OF COMMON STOCK OF ALPHATRADE.COM, A NEVADA CORPORATION, TAKEN WITHOUT A MEETING

The undersigned, being the holders of that number of issued and outstanding shares of Common Stock, par value $.001 per share of AlphaTrade.com, a Nevada corporation (the "Corporation"), specified below (the "Shares"), pursuant to the Nevada Revised Statutes, consent to the adoption of the following resolutions taking or authorizing the actions specified herein:

         WHEREAS, the Board of Directors of the Corporation (the "Board") desires and recommends that the Corporation's Articles of Incorporation should be amended to increase the authorized number of common stock to 5,000,000,000 (the "Increased Capitalization");

         WHEREAS, the Corporation must file with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation (the "Amendment") to effectuate the Increased Capitalization;

         NOW, THEREFORE, BE IT:

         RESOLVED, that the undersigned hereby authorize and approve the Increased Capitalization as set forth in the Amendment substantially in the form attached hereto as Appendix "A" at such time as the Board determines it its discretion and without any further action by the undersigned; and be it further

         RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the undersigned, the Board may, in its sole discretion, abandon the Amendment without further action or consent by the undersigned; and be it further

         RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name an don behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 1st day of June, 2010.

Name:  Micro-American, Inc.

/s/   Nancy Lake
-------------------------
By:  Nancy Lake

Its: Authorized Agent
Number of Shares: 7,710,520


Name: Jupiter Consulting, Inc.

/s/   Nancy Lake
-------------------------
By:  Nancy Lake

Its: Authorized Agent
Number of Shares: 7,935,720


Collective Number of Shares: 15,646,240

                                   EXHIBIT "C"

        WRITTEN CONSENT TO ACTION BY THE HOLDERS OF ALL OF THE ISSUED AND
      OUTSTANDING SHARES OF SERIES A PREFERRED STOCK OF ALPHATRADE.COM, A
                   NEVADA CORPORATION, TAKEN WITHOUT A MEETING

The undersigned, being the holders of all of the issued and outstanding shares of the Series A Preferred Stock, par value $.001 per share (the "Shares") of AlphaTrade.com, a Nevada corporation (the "Corporation"), specified below, pursuant to the Nevada Revised Statutes, consent to the adoption of the following resolutions taking or authorizing the actions specified herein:

         WHEREAS, the Board of Directors of the Corporation (the "Board") desires and recommends that the Corporation's Articles of Incorporation should be amended to increase the authorized number of common stock to 5,000,000,000 (the "Increased Capitalization");

         WHEREAS, the Corporation must file with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation (the "Amendment") to effectuate the Increased Capitalization;

         NOW, THEREFORE, BE IT:

         RESOLVED, that the undersigned hereby authorize and approve the Increased Capitalization as set forth in the Amendment substantially in the form attached hereto as Appendix "A" at such time as the Board determines it its discretion and without any further action by the undersigned; and be it further

         RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the undersigned, the Board may, in its sole discretion, abandon the Amendment without further action or consent by the undersigned; and be it further

         RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name an don behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 1st day of June, 2010.

Name:  Micro-American, Inc.

By:  /s/   Nancy Lake
-------------------------
By: Nancy Lake
Its: Authorized Agent

Number of Shares: 1,000,000



Name: Jupiter Consulting, Inc.

By:  /s/   Nancy Lake
-------------------------
By: Nancy Lake
Its: Authorized Agent

Number of Shares: 1,000,000

                                   EXHIBIT "D"

        WRITTEN CONSENT TO ACTION BY THE HOLDERS OF ALL OF THE ISSUED AND
      OUTSTANDING SHARES OF SERIES B PREFERRED STOCK OF ALPHATRADE.COM, A
                   NEVADA CORPORATION, TAKEN WITHOUT A MEETING

The undersigned, being the holders of all of the issued and outstanding shares of the Series B Preferred Stock, par value $.001 per share (the "Shares") of AlphaTrade.com, a Nevada corporation (the "Corporation"), specified below, pursuant to the Nevada Revised Statutes, consent to the adoption of the following resolutions taking or authorizing the actions specified herein:

         WHEREAS, the Board of Directors of the Corporation (the "Board") desires and recommends that the Corporation's Articles of Incorporation should be amended to increase the authorized number of common stock to 5,000,000,000 (the "Increased Capitalization");

         WHEREAS, the Corporation must file with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation (the "Amendment") to effectuate the Increased Capitalization;

         NOW, THEREFORE, BE IT:

         RESOLVED, that the undersigned hereby authorize and approve the Increased Capitalization as set forth in the Amendment substantially in the form attached hereto as Appendix "A" at such time as the Board determines it its discretion and without any further action by the undersigned; and be it further

         RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the undersigned, the Board may, in its sole discretion, abandon the Amendment without further action or consent by the undersigned; and be it further

         RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name an don behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 1st day of June, 2010.

Name:  Micro-American, Inc.

By:  /s/   Nancy Lake
-------------------------
By: Nancy Lake
Its: Authorized Agent

Number of Shares: 1,000,000



Name: Jupiter Consulting, Inc.

By:  /s/   Nancy Lake
-------------------------
By: Nancy Lake
Its: Authorized Agent

Number of Shares: 1,000,000

                                  APPENDIX "A"

                        FORM OF CERTIFICATE OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                                 ALPHATRADE.COM,
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

AlphaTrade.com, a corporation organized and existing pursuant to and by virtue of the Laws of the State of Nevada (the "Company"), does hereby certify:

Article I. The Board of Directors of the Company (the "Board"), acting by Written Consent in accordance with the Nevada Revised Statutes, on June 1, 2010, adopted a resolution authorizing the Company to increase the number of authorized shares of common stock to five billion (5,000,000,000) and to file this Certificate of Amendment.

The Articles of Incorporation filed with the State of Nevada on June 6, 1995, are amended as follows:

"The aggregate number of shares which the Corporation shall have authority to issue is five billion ten million (5,010,000,000) shares consisting of (i) five billion (5,000,000,000) shares of Common Stock, $.001 par value per share (the "Common Stock"); (ii) ten million (10,000,000) shares of Preferred Stock, $.001 par value per share (the "Preferred Stock") of which two million (2,000,000) shares shall be Series A Preferred Stock and two million (2,000,000) shares shall be Series B Preferred Stock with the following features.

Each share of Series A Preferred Stock entitles its holder to convert one share of Series A Preferred Stock into five (5) underlying common shares at the sole discretion of the holder thereof at a conversion price of $.05 per common share; each holder of shares of Series A Preferred Stock shall be entitled to five (5) votes (which can be voted prior to conversion) for every such share held to vote on any matters brought before the shareholders of the Corporation; shares Series A Preferred Stock are assignable. Shares of Series A Preferred Stock vest immediately to the holder upon issuance and cannot be canceled.

Each share of Series B Preferred Stock entitles its holder to convert one share of Series B Preferred Stock into ten (10) underlying shares of Common Stock at the sole discretion of the holder thereof; furthermore, each holder of Series B Preferred Stock is entitled to five (5) votes (which can be voted prior to conversion) for every share of Series B Preferred Stock held to vote on any matters brought before the shareholders of the Corporation. In the event that an individual, entity or a controlled group of entities acquires twenty percent (20%) or more of the issued and outstanding common shares of the Corporation, the super-voting rights of the Series B Preferred Stock will be altered to entitle the holder of the Series B Preferred Stock to twenty (20) votes (which can be voted prior to conversion) for every share of Series B Preferred Stock held to vote on any matters brought before the shareholders of the Corporation.

Shares of Series B Preferred Stock are assignable and vest immediately to the holder upon issuance and cannot be canceled. In case of liquidation of the Corporation each share of Series B Preferred Stock has a priority to assets in the amount of $1.00 per unconverted share, or prorata to such lesser amounts as available. In the event of a consolidation, merger or recapitalization of the common stock of the Corporation, there will be an adjustment made to the conversion ratio regarding the Series B Preferred Stock, such that upon conversion the holders of Series B Preferred Stock will have the right to convert the preferred shares into the same percentage of the Corporation's Common Stock as existed immediately before said consolidate, merger or recapitalization.

Article II. The vote by which the stockholders holding shares in the Company entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is 66%, or the equivalent of 35,657,940 shares of Common Stock

Article III. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, Alphatrade.com, has caused this certificate to be signed by Gordon J. Muir, its Chief Executive Officer, this 6th day of July, 2010.



                                        By: /s/ Gordon J. Muir
                                        -------------------------
                                        Name: Gordon J. Muir
                                        Title: Chief Executive Officer